Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of STWC Holdings, Inc. (the "Company") on Form 10-K for the period ending January 31, 2018 as filed with the Securities and Exchange Commission (the "Report"), Shawn Phillips, the Company's Principal Executive Officer, and Erin Phillips, the Company's Principal Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of the Company.

October 8, 2018	By:	/s/ Erin Phillips
Erin Phillips, Principal Executive and Financial Officer